UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                December 22, 2003


                               MEDI-HUT CO., INC.
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               (Exact name of registrant as specified in charter)



            Nevada                       000-27119             22-2436721
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 (State or other jurisdiction of        (Commission           (IRS Employer
         incorporation)                 File Number)        Identification No.)



1345 Campus Parkway, Wall Township, New Jersey              07753
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(Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (732) 919-2799


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.       Other Events and Regulation FD Disclosure
              -----------------------------------------

     On December 22, 2003, Medi-Hut Co., Inc. issued a press release announcing that it intends to amend certain periodic reports which had been filed with the Securities and Exchange Commission in 2002 and 2001, respectively. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.       Financial Statements and Exhibits
              ---------------------------------

              (c)  Exhibits:

                     99.1    Press Release, dated December 22, 2003, Re:
                             Medi-Hut's Intention to Amend Certain Periodic Reports Filed with the Securities and Exchange Commission in 2002 and 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     MEDI-HUT CO., INC.
                                            ------------------------------------
                                                      (Registrant)


                                        By: /s/ David R. LaVance
                                            ------------------------------------
                                            David R. LaVance
                                            Chairman of the Board, President and
                                            Chief Executive Officer





Date:  December 22, 2003